SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             TIP Institutional Funds
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      same
      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

         1)  Title of each class of securities to which transaction applies:

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         2)  Aggregate number of securities to which transaction applies:

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         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------


         4)  Proposed maximum aggregate value of transaction:

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         5)  Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

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         2)  Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         3)  Filing Party:

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         4)  Date Filed:

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

                             TIP INSTITUTIONAL FUNDS
                           (formerly, The Solon Funds)

           Solon Short Duration Government Funds - One Year Portfolio Solon Short Duration Government Funds - Three Year Portfolio

 ------------------------------------------------------------------------------

                        IMPORTANT SHAREHOLDER INFORMATION

 ------------------------------------------------------------------------------


The document you hold in your hands contains your proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Funds. If you simply sign the proxy cards without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When you do not return your proxy, we have to pay for follow-up solicitations, which may cost the Funds money.

Please take a few moments to exercise your right to vote. Thank you.


 ------------------------------------------------------------------------------

                             TIP INSTITUTIONAL FUNDS
                           (formerly, The Solon Funds)

Dear Shareholder,

A Meeting of the shareholders of TIP Institutional Funds (formerly, The Solon Funds) has been scheduled for December 29, 1997. If you were a shareholder of record as of the close of business on November 21, 1997, you are entitled to vote at the meeting or any adjournment of the meeting.

Whether or not you plan to attend the meeting, we need your vote. While you are, of course, welcome to join us at the meeting, most shareholders will cast their votes by filling out and signing a proxy card. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope so that the maximum number of shares may be voted.

The attached proxy statement is designed to give you information relating to the proposals. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

1. CONSIDERATION AND APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN THE TIP INSTITUTIONAL FUNDS (THE "TRUST"), ON BEHALF OF EACH FUND, AND TURNER INVESTMENT PARTNERS, INC. ("TURNER"), PURSUANT TO WHICH TURNER WILL ACT AS INVESTMENT ADVISER WITH RESPECT TO THE ASSETS OF THE FUNDS, EFFECTIVE UPON THE PURCHASE BY TURNER OF THE ASSETS OF SOLON ASSET MANAGEMENT, L.P. ("SOLON") (VOTED ON BY SHAREHOLDERS OF EACH FUND INDIVIDUALLY).

2. CONSIDERATION AND ELECTION OF FOUR NOMINEES TO THE BOARD OF TRUSTEES (VOTED ON BY ALL SHAREHOLDERS OF THE TRUST VOTING TOGETHER).

Your vote is important to us. Please do not hesitate to call 510-988-7110 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Funds.

Sincerely,


/s/                                       /s/
   ------------------------------            -----------------------------------
James Midanek                             Stephen J. Kneeley
Chief Investment Officer and              President and Chief Executive Officer
Portfolio Manager                         TIP Institutional Funds
Solon Asset Management, L.P.

                             TIP INSTITUTIONAL FUNDS
                           (formerly, The Solon Funds)
                        c/o Solon Asset Management, L.P.
                               1981 North Broadway
                             Walnut Creek, CA 94596

                    Notice of Special Meeting of Shareholders
                                December 29, 1997

Notice is hereby given that a Special Meeting of the Shareholders of TIP Institutional Funds (formerly, The Solon Funds) (the "Trust") will be held at the offices of Solon Asset Management, L.P. ("Solon"), 1981 North Broadway, Walnut Creek, California 94596, on December 29, 1997, at 1:00 p.m., Pacific time (the "Meeting"). Shareholders of each series of the Trust -- the Short Duration Government Funds - One Year Portfolio, and the Short Duration Government Funds - Three Year Portfolio (each a "Fund" and, together, the "Funds") -- are eligible to vote at the meeting.

At the Meeting, shareholders of the Funds (the "Shareholders") will be asked to consider and act on the proposed Investment Advisory Agreement between the Trust, on behalf of the Funds, and Turner Investment Partners, Inc. ("Turner"), and on the election of a new Board of Trustees for the Trust.

THE ENCLOSED PROXY CARD ("PROXY") PERMITS SHAREHOLDERS OF THE TRUST TO VOTE FOR (OR WITHHOLD AUTHORITY TO VOTE FOR) ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES OF THE TRUST BY CHECKING A SINGLE BOX, OR TO VOTE FOR (OR WITHHOLD AUTHORITY TO VOTE FOR) INDIVIDUAL NOMINEES. IN ADDITION, THE PROXY CARD PERMITS SHAREHOLDERS TO VOTE FOR OR AGAINST THE PROPOSAL RELATING TO THE SELECTION OF TURNER INVESTMENT PARTNERS, INC., AS INVESTMENT ADVISER, OR TO WITHHOLD AUTHORITY TO VOTE ON THAT PROPOSAL.

In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

All Shareholders of the Funds are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, we ask that you mark, sign and date each enclosed proxy card and return it promptly in the enclosed, postage-paid envelope, so that the Meeting may be held and a maximum number of shares may be voted.

Only Shareholders of record at the close of business on November 21, 1997, are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                                     BY ORDER OF THE BOARD OF TRUSTEES


                                     JAMES W. JENNINGS, SECRETARY

                             TIP INSTITUTIONAL FUNDS
                           (formerly, The Solon Funds)
                        c/o Solon Asset Management, L.P.
                               1981 North Broadway
                             Walnut Creek, CA 94596

                                 PROXY STATEMENT


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) (the "Trust") for use at the Special Meeting of Shareholders of the Trust to be held on December 29, 1997, at 1:00 p.m., Pacific time, at the offices of Solon Asset Management, L.P. ("Solon"), 1981 North Broadway, Walnut Creek, California 94596, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting").

Shareholders of the Short Duration Government Funds - One Year Portfolio and the Short Duration Government Funds - Three Year Portfolio of record at the close of business on November 21, 1997, (the "Record Date") are the only Shareholders entitled to vote at the Meeting (the "Shareholders"). The table below sets forth the number of shares issued and outstanding as of November 21, 1997:

Fund                                                          Shares Outstanding
----                                                          ------------------
Short Duration Government Funds - One Year Portfolio
                                                              ------------------
Short Duration Government Funds - Three Year Portfolio
                                                              ------------------

Each whole Share held entitles the holder of record to one vote, and each fractional Share held entitles the holder of record to a proportional fractional vote, on each matter to be acted upon at the Meeting.

In addition to the solicitation of proxies by mail, officers and employees of Turner Investment Partners, Inc. ("Turner"), and Solon Asset Management, L.P. ("Solon"), or third parties hired for such purpose, may solicit proxies in person or by telephone. Employees of Turner and Solon will not be paid for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by Turner. This Proxy Statement is being mailed to Shareholders on or about December 16, 1997.

Shares represented by duly executed Proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time by a Shareholder before they are exercised by a written revocation received by Cynthia Kunze, Vice President of the Trust, at 1981 North Broadway, Walnut Creek, California 94596, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

SHAREHOLDERS ARE REMINDED TO COMPLETE, SIGN AND RETURN THE PROXY
CARD(S) TO THE TRUST.


I.       PROPOSAL TO APPROVE THE SELECTION OF A NEW ADVISER

On November 13, 1997, Solon Asset Management, L.P. ("Solon"), and Turner Investment Partners, Inc. ("Turner"), entered into an agreement (the "Purchase Agreement") under which Turner will purchase substantially all of the assets and liabilities of Solon (the "Transaction"). This Transaction, which is contingent upon the receipt of certain client consents, is expected to close in January, 1998.

Upon the closing of this Transaction, the investment advisory agreement dated February 28, 1994, between Solon and the Trust relating to the Funds (the "Former Agreement") will terminate due to its "assignment." Under the Investment Company Act of 1940 (the "1940 Act"), an assignment occurs when there is a direct or indirect transfer of an advisory contract or of a controlling block of the assignor's outstanding voting securities. Since Turner is purchasing substantially all of Solon's assets and liabilities (including the Former Agreement), the Transaction is considered an assignment of the Former Agreement and will result in its termination.

At a meeting held on November 10, 1997, the Board of Trustees of the Trust voted to recommend: (i) the selection of Turner as a replacement adviser for the Funds; and (ii) the approval of a new investment advisory agreement between Turner and the Trust relating to the Funds (the "New Agreement"), subject to the execution of the Purchase Agreement and completion of the Transaction, and further subject to the approval of the Trust's shareholders. Under the New Agreement, Turner will receive compensation for managing the Funds at the same rate as Solon received under the Former Agreement. Turner has agreed to cap the operating expenses of each Fund at .36% of its net assets and also has agreed to waive fees and/or reimburse expenses in additional amounts while the Funds are at certain asset levels, provided that this guarantee shall, in any event, not extend for more than one year after the effective date of the New Agreement.

DESCRIPTION OF THE TRANSACTION AND PURCHASE AGREEMENT.

In the Transaction, Turner will purchase substantially all of the outstanding assets and liabilities of Solon. Pursuant to the Purchase Agreement, the purchase price will be paid to the partners of Solon over a two-year period, and will be adjusted depending on the number of Solon's clients that consent to the assignment of their advisory contracts to Turner.

In connection with the Transaction, James Midanek, Chief Investment Officer of Solon and Portfolio Manager of the Funds, will become a fixed income portfolio manager at Turner and will continue to serve as the Funds' Portfolio Manager.

DESCRIPTION OF TURNER INVESTMENT PARTNERS, INC.

Turner Investment Partners, Inc. ("Turner"), is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of September 30, 1997, Turner had discretionary management authority with respect to approximately $2.3 billion of assets. Turner has provided investment advisory services to investment companies since 1992. The principal business address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312. Turner will maintain an office in Walnut Creek, California for the use of Mr. Midanek and other persons formerly associated with Solon.

James Midanek, a fixed income portfolio manager at Turner, is Portfolio Manager for the Funds. Prior to the Transaction, Mr. Midanek was Chief Investment Officer of Solon, which he founded in 1989, and Portfolio Manager of the Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer of the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds. Mr. Midanek has signed a three-year employment agreement with Turner, which will become effective upon consummation of the Transaction.

DESCRIPTION OF THE FORMER AGREEMENT AND THE NEW AGREEMENT

The Trust and Turner have entered into the New Agreement with respect to the Funds, a copy of which is attached as Appendix A to this Proxy Statement. The description of the New Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A. Under the New Agreement, Turner will make investment decisions for the assets of the Funds and continuously review, supervise and administer each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The New Agreement provides that Turner shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The form of New Agreement is substantially similar to the Former Agreement. Under the Former Agreement, Solon was responsible for managing the assets of the Funds, and for supervising the Funds' investment program. Solon had retained Solon Asset Management Corporation ("SAMC") to serve as sub-adviser to the Funds and to provide day-to-day investment advice to the Funds under the supervision of Solon. The Former Agreement provides that Solon shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Under its terms, the Former Agreement will terminate upon consummation of the Transaction.

Under the New Agreement, Turner is entitled to a fee, calculated daily and paid monthly, at the annual rate of .25% of each Fund's average daily net assets. Turner has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Funds in order to limit total operating expenses (as a percentage of average daily net assets on an annualized basis) of each to not more than .36%. Turner has agreed to maintain this .36% total operating expense cap indefinitely, and to waive additional fees and/or reimburse additional expenses for so long as the Funds are at low asset levels, provided that such commitment shall not extend more than one year from the effective date of the New Agreement. Until the New Agreement is approved by shareholders, Turner has agreed to waive all of its advisory fees.

The New Agreement also provides that if, for any fiscal year, the ratio of expenses of the Funds (including amounts payable to Turner but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds established limitations, Turner will bear the amount of such excess. Turner will not be required to bear expenses of the Funds to an extent which would result in the Funds' inability to qualify as regulated investment companies under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions are similar to the compensation provisions in the Former Agreement.

Both the Former and the New Agreement provide that the Fund's will not engage in short sales or maintain short positions in securities.

The continuance of the New Agreement as to a Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the New Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to Turner, or by Turner, on 90 days' written notice to the Trust. The Former Agreement has similar duration and termination provisions.

In addition to the expense waiver and/or reimbursement arrangements outlined above, the parties to the Transaction will attempt to satisfy the requirements of Section 15(f) of the 1940 Act. In order to do so, for a period of at least three years, at least 75% of the Trust's Board of Trustees must be comprised of Trustees who are not "interested persons" of Turner or Solon. In addition, no "unfair burden" may be imposed on the Trust as a result of the Transaction (or any terms or conditions relating thereto).

CONSIDERATIONS OF THE BOARD OF TRUSTEES

The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the general form of the New Agreement with respect to the Funds at a meeting held on November 10, 1997. The Trustees received written and oral information from both Turner and Solon. The Trustees reviewed the material presented by Turner at the Board meeting and considered, among other factors, information about key personnel, investment philosophy and process and performance track record.

In recommending that the Shareholders approve the New Agreement, the Trustees carefully evaluated the investing experience of Turner's key personnel and the quality of services expected to be provided to the Funds including, but not limited to: (1) the nature and quality of the services expected to be rendered to the Funds by Turner; (2) the distinct investment objectives and policies of the Funds; (3) the fact that the compensation payable to Turner under the New Agreement will be at the same rate currently payable to Solon under the Former Agreement, that Turner has agreed to a lower expense cap than that currently described in the Funds' prospectus and that Turner will further waive fees and/or reimburse expenses for a period not exceeding one year and then only for so long as the Funds are at low asset levels; (4) the history, reputation, qualification and background of Turner, as well as the qualifications of its personnel and its financial condition; (5) its performance record; (6) the fact that no change in the person who serves as the portfolio manager for the Funds will be made by Turner as a result of the Transaction; and (7) other factors deemed relevant. In making its recommendation, the Board placed particular emphasis on factors (1), (3), (4) and (6), above.

The Board of Trustees believes that the proposed change will be beneficial to the Funds and their shareholders, and are recommending that shareholders vote FOR Proposal I.

ADDITIONAL OPERATIONAL CHANGES EFFECTING THE FUNDS

In connection with the Transaction, the Board of Trustees have made a number of other operational changes for the Funds. Effective January 1, 1998, DST Systems, Inc., will replace Solon as the Funds' transfer agent, and CoreStates Bank, N.A., will replace Investors Fiduciary Trust Company as the Funds' custodian. In addition, on that date, SEI Fund Resources will replace Solon as administrator for the Funds, and SEI Investments Distribution Co. will replace Solon Financial Services, L.P., as the Funds' distributor.

In addition to the changes to the Funds' investment adviser and other service providers and Board of Trustees, there will be a number of minor changes to the management of the Funds. While the Portfolio Manager for the Funds, James Midanek, will continue to serve as Portfolio Manager after the Transaction, Mr. Midanek and Turner have determined to modify or eliminate a number of outdated limitations currently placed on the Funds.

First, the Funds currently purchase mortgage-related securities only to the extent that national banks and federal savings and loans associations may do so under applicable federal laws and the regulations and supervisory policies of the Office of the Comptroller of the Currency ("OCC"), the Office of Thrift Supervision ("OTS"), the Federal Deposit Insurance Corporation ("FDIC"), and the Board of Governors of the Federal Reserve System ("FRB"), which previously required a certain "risk-based weighting" of 20% or less under OTS regulations and 50% or less under OCC regulations for certain mortgage-related securities. This standard has been modified to increase the level of the risk-based weightings permitted by the OCC and OTS, and the Funds intend to follow this modified standard going forward.

Second, the Funds currently invest less than 5% of their assets in asset-backed securities. Going forward, the Trustees have approved a policy whereby each of the Funds will have flexibility to invest up to 25% of its assets in asset-backed securities that meet each Fund's quality requirements (i.e., rated A or better by S&P or Moody's).

The Trustees believe that all of the foregoing changes will be beneficial to the Funds and their shareholders, and should not have an adverse impact on the Funds' investment process or performance.

Please call 510-988-7110 if you have any questions regarding these or any other changes effecting the Funds.

REQUIRED VOTE

IF A QUORUM IS PRESENT IN PERSON OR BY PROXY, APPROVAL OF THE NEW AGREEMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF EACH FUND. In the event Shareholders of a Fund do not approve the adoption of the New Agreement at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW AGREEMENT BETWEEN THE TRUST AND TURNER.

II.      PROPOSAL TO ELECT A NEW BOARD OF TRUSTEES

At the meeting of the Board of Trustees of the Trust held on November 10, 1997, the Trustees also voted to recommend that the Shareholders elect a new Board of Trustees. The Board of Trustees, including all of the Trustees who are not "interested persons," after due consideration, unanimously approved each nominee to serve as a member of the Board of Trustees, subject to shareholder approval. In considering the nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of the Trust's business. In this latter regard, the Trustees took into account the resignation of one of the Trustees, which reduced the Boards' flexibility to appoint new or replacement members in light of the restrictions of the 1940 Act. In addition, the Trustees took into account the requirements of Section 15(f) under the 1940 Act, compliance with which requires that, for a period of three years, at least 75% of the Trust's Trustees are not "interested persons" (as defined in the 1940 Act) of Turner or Solon. Moreover, in accordance with Section 15(f), the nomination and selection of non-interested Trustees will be committed to the discretion of the then-current non-interested Trustees.

The current disinterested Trustees will continue to serve as Trustees until the Shareholders approve the election of the nominees to the Board. Upon their election and qualification, the four nominees listed below will constitute the entire Board of Trustees of the Trust. Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified. Under Delaware law, a trust registered under the 1940 Act is not required to hold an annual meeting. The Trust has availed itself of this provision, and will achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

Even without routine annual meetings, the Board of Trustees of the Trust may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or required or permitted by the Amended and Restated Agreement and Declaration of Trust and ByLaws of the Trust. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by shareholders. The Trust may hold shareholder meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

THE NOMINEES

The following information is provided for each of the four nominees. It includes the nominee's name, amount of shares of each Fund beneficially owned, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the Securities and Exchange Commission.


                                                                                Principal Occupation;
Name                         DOB              Shares Owned**                    Directorships
----                         ----             --------------                    ---------------------

Robert E. Turner*            11/26/56               0                           Chairman and Chief
Trustee                                                                         Investment Officer of Turner
                                                                                Investment Partners, Inc.,
                                                                                since 1990; Trustee, TIP
                                                                                Funds, since 1996.




                                                                                Principal Occupation;
Name                         DOB              Shares Owned**                    Directorships
----                         ----             --------------                    ---------------------

Ronald Filante               ________               0                           ______________; Trustee of
Trustee                                                                         the Trust since _______.
Alfred C. Salvato            01/09/58               0                           Treasurer, Thomas Jefferson
Trustee                                                                         University, (1995-1997);
                                                                                Assistant Treasurer, (1988-
                                                                                1995); Trustee, TIP Funds,
                                                                                since 1996.
Katherine Griswold           ________               0                           _______________; Trustee
Trustee                                                                         of the Trust since
                                                                                ---------.

-------------------

 * Mr. Turner will be an interested person of the Trust in light of his ownership of and position with the proposed Adviser.
**    Shares beneficially owned directly or indirectly as of November 21, 1997.

[THE TRUSTEES AND OFFICERS OF THE TRUST OWN LESS THAN 1% OF THE OUTSTANDING SHARES OF THE TRUST.] The Trust pays fees only to the Trustees who are not interested persons of the Trust.

[THE BOARD OF TRUSTEES HAS AN AUDIT COMMITTEE CONSISTING OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST.] The function of the Audit Committee is to advise the Board of Trustees with regard to the appointment of the Trustees independent accountants, review and approve audit and non-audit services of Trust's independent accountants, and meet with the Trust's financial officers to review the conduct of accounting and internal controls. The Board does not have standing nominating or compensation committees.

EXECUTIVE OFFICERS

Information about the Trusts' principal executive officers, including their names, dates of birth, position(s) with the Trust, length of service at such position(s), and principal occupation or employment during the past five years, is set forth below.


Name                   DOB         Position with the Trust     Position Since   Principal Occupation or Employment
----                   ---         -----------------------     --------------   ----------------------------------
Stephen J. Kneeley     02/09/63    President, Chief Executive  November 1997      Chief Operating Officer of Turner Investment
                                   Officer                                        Partners, Inc., since 1990.
Janet R. Rote          08/24/60    Vice President &            November 1997      Director of Compliance of Turner Investment
                                   Assistant Secretary                            Partners, Inc., since 1992.
Cynthia Kunze          _________   Vice President & Assistant  ____________       _________, Solon Asset Management, L.P.,
                                   Secretary                                      from _______ to 1997.


Name                   DOB         Position with the Trust       Position Since   Principal Occupation or Employment
----                   ---         -----------------------       --------------   ----------------------------------
Kevin P. Robins        04/15/61    Vice President & Assistant   November 1997     Senior Vice President, General Counsel and
                                   Secretary                                      Assistant Secretary of SEI.  Senior Vice
                                                                                  President, General Counsel and Secretary of the
                                                                                  Administrator and Distributor since 1994.  Vice
                                                                                  President & Assistant Secretary of SEI, 1992-
                                                                                  1994.  Associate, Morgan, Lewis & Bockius
                                                                                  LLP, 1988-1992.
Robert DellaCroce      12/17/63    Controller, Chief Financial  November 1997     Director, Funds Administration and Accounting,
                                   Officer                                        SEI Corporation, since 1994.  Arthur Andersen
                                                                                  LLP, 1986-1994.
James Jennings         01/15/37    Secretary                    November 1997     Partner, Morgan, Lewis & Bockius LLP -
                                                                                  counsel to the Trust, the Adviser, the
                                                                                  Administrator and Distributor.


The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies in favor of the election of each nominee. A Shareholder may vote for or against any or all of the nominees. If you return an executed Proxy, but give no voting instructions, your shares will be voted FOR all nominees named herein for Trustees. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Meeting, the persons named in the Proxy will exercise their voting power to vote for such substitute person or persons as the current Board of Trustees of the Trust may recommend.

REQUIRED VOTE

IF A QUORUM IS PRESENT IN PERSON OR BY PROXY, THE FAVORABLE VOTE OF A MAJORITY OF SHARES OF THE FUNDS, VOTING TOGETHER, REPRESENTED AT THE MEETING IS REQUIRED TO ELECT TRUSTEES. If any nominee is not approved by the Shareholders of the Trust, the Board will consider alternative nominations.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE
NOMINEES.

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

INVESTMENT ADVISER AND ADMINISTRATOR. Effective upon the consummation of the Transaction, Turner Investment Partners, Inc., 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, will begin serving as the investment adviser to each Fund. Prior thereto, Solon will serve as investment adviser to the Funds, under the Former Agreement and retained SAMC to provide day-to-day investment advice to the Funds pursuant to a separate sub-advisory agreement. Both the Former Agreement and the sub-advisory agreement will terminate upon the consummation of the Transaction described in Proposal I.

Effective on January 1, 1998, Solon will be replaced as the Trust's administrator by SEI Fund Resources ("Fund Resources"). Fund Resources, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in Fund Resources. Turner and Fund Resources currently serve as adviser and administrator, respectively, to certain portfolios of TIP Funds, a registered investment company sponsored by Turner. Fund Resources also serves as administrator to numerous other investment companies unrelated to Turner.

DISTRIBUTION OF SHARES. SEI Investments Distribution Co. ("SIDCO"), a wholly-owned subsidiary of SEI Investments, Oaks, Pennsylvania 19456, will replace Solon Financial Services, L.P. (an affiliate of Solon) as the distributor of the Fund's shares, effective January 1, 1998. SIDCO currently serves as the distributor of TIP Funds, in addition to numerous other investment companies sponsored by banks and other unrelated third parties. The Funds did not pay any brokerage commissions to SIDCO during the most recent fiscal year.

5% SHAREHOLDERS. As of November 21, 1997, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Funds:

         SOLON SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO


         SOLON SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO


VOTING INFORMATION; ADJOURNMENT. The presence at the Meeting of the holders of 40% of the outstanding shares of the Trust as of the Record Date, either in person or by Proxy, constitutes a quorum. Approval of the election of the new Board of Trustees requires the affirmative vote of a majority of those shares of the Funds, voting together, that are present at a Meeting at which a quorum is present. Approval of the New Agreement requires the affirmative vote of the "majority of the outstanding shares" of each Fund, voting separately. A "majority of the outstanding shares" of a Fund means: (i) more than 50% of the outstanding shares of a Fund ; or (ii) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or proxy, whichever is less. Abstentions and "broker non-votes" will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present and will, therefore, have the effect of counting against the Proposals to which they relate.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the Persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days to permit further solicitation of Proxies with respect to the Proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those Proxies required to be voted against the Proposals.

SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Trust c/o SEI Investments, Legal Department, Oaks, Pennsylvania 19456.

A meeting may be called by Shareholders holding at least 10% of the Shares entitled to vote at the Meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the Investment Company Act applied.

REPORTS TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, ON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE TRUST, C/O SOLON ASSET MANAGEMENT, L.P., 1981 NORTH BROADWAY, WALNUT CREEK, CA 94596, OR BY CALLING (510) 988-7110.

INDEPENDENT PUBLIC ACCOUNTANTS. At a meeting held on November 10, 1997, a majority of the Trustees, including a majority of the Trust's independent Trustees, selected Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending February 28, 1998. Ernst & Young, LLP has served as auditors of the Funds since their inception. Ernst & Young LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will be available should questions arise.

OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.


                      -------------------------------------

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE URGED TO COMPLETE, SIGN AND DATE EACH ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                                   APPENDIX A


                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this ____ day of ________, 1997, by and between TIP Institutional Funds, a Delaware business trust (the "Trust"), and Turner Investment Partners, Inc. (the "Adviser").

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, consisting of several series of units of beneficial interest ("shares"), each having its own investment policies; and

         WHEREAS, the Trust has retained SEI Fund Resources (the
"Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the series set forth in the attached schedule and such other series as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of each of the Portfolios, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's Officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

              The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Portfolio's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

              The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described from time to time in the Portfolios' Prospectuses and Statement of Additional Information. The Adviser will promptly

                                      A-1-
              communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

              It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

         3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Portfolios held in non-interest bearing special deposits with a Federal Reserve Bank).

              All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

         4. OTHER EXPENSES. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

         5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost. However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

         6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

                                      A-2-

         7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

       10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. The Adviser agrees that neither it nor any of its directors, partners, officers or employees will take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the directors, officers and partners or bona fide employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

       11. LICENSE OF ADVISER'S NAME. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

       12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement

                                      A-3-
              or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

              This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

              As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

       13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at Oaks, PA 19456, and if to the Adviser, at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

       14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Portfolio shall not be binding upon any other Portfolio.

                                      A-4-

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.



TIP INSTITUTIONAL FUNDS

By:
   -----------------------------

Attest:
        ------------------------


TURNER INVESTMENT PARTNERS, INC.


By:
   ----------------------------

Attest:
       ------------------------


                                      A-5-

                       SCHEDULE A DATED ___________, 1997
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                             DATED ____________ 1997
                                     BETWEEN
                             TIP INSTITUTIONAL FUNDS
                                       AND
                        TURNER INVESTMENT PARTNERS, INC.


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

Portfolio                                    Fee (in basis points)
---------                                    ---------------------
Solon Short Duration Government Funds       .25% of the average daily net assets
         -One Year Portfolio
Solon Short Duration Government Funds       .25% of the average daily net assets
         -Three Year Portfolio


                                      A-6-

                             TIP INSTITUTIONAL FUNDS
                           (FORMERLY, THE SOLON FUNDS)
           SOLON SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 29, 1997

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley, Barbara A. Nugent and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Solon Short Duration Government Funds - One Year Portfolio (the "Fund") of TIP Institutional Funds (the "Trust"), to be held in the offices of Solon Asset Management, L.P., 1981 North Broadway, Walnut Creek, California 94596, on December 29, 1997, at 1:00 p.m., Pacific time, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the approval of the selection of Turner Investment Partners, Inc. ("Turner"), as Adviser to the Fund, and the approval of a new Advisory Agreement between Turner and the Trust relating to the Fund and, in accordance with their own discretion, on any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:


PROPOSAL 1.    Approve the selection of Turner as a adviser for
               the Fund, and to approve a new Advisory Agreement between Turner and the Trust relating to the Fund.

               ____For          ____Against                ____Abstain

PROPOSAL 2.    Election of Trustees.  The nominees are: Robert E. Turner, Alfred
               C. Salvato, Ronald Filante and Katherine Griswold.

               ____For All      ____Against All              ____Abstain

               (You may withhold authority to vote in favor of an individual nominee by striking through that nominee's name.)

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:
      ---------------------                      -------------------------------
                                                 Signature of Shareholder

                                                 -------------------------------
                                                 Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                             TIP INSTITUTIONAL FUNDS
                           (FORMERLY, THE SOLON FUNDS)
          SOLON SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 29, 1997

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeleey, Barbara A. Nugent and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Solon Short Duration Government Funds - Three Year Portfolio (the "Fund") of TIP Institutional Funds (the "Trust"), to be held in the offices of Solon Asset Management, L.P., 1981 North Broadway, Walnut Creek, California 94596, on December 29, 1997, at 1:00 p.m., Pacific time, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the approval of the selection of Turner Investment Partners, Inc. ("Turner"), as Adviser to the Fund, and the approval of a new Advisory Agreement between Turner and the Trust relating to the Fund and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approve the selection of Turner as a adviser for
               the Fund, and to approve a new Advisory Agreement between Turner and the Trust relating to the Fund.

               ____For          ____Against            ____Abstain

PROPOSAL 2.    Election of Trustees.  The nominees are: Robert E. Turner, Alfred
               C. Salvato, Ronald Filante and Katherine Griswold.

               ____For All     ____Against All          ____Abstain

               (You may withhold authority to vote in favor of an individual nominee by striking through that nominee's name.)

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:
      -----------------,                         -------------------------------
                                                 Signature of Shareholder

                                                 -------------------------------
                                                 Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.